UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         June 21, 2019

LAS VEGAS SANDS CORP.
(Exact name of registrant as specified in its charter)
NEVADA
(State or other jurisdiction of incorporation)
001-32373	27-0099920
(Commission File Number)	(IRS Employer Identification No.)

3355 LAS VEGAS BOULEVARD SOUTH LAS VEGAS, NEVADA	89109
(Address of principal executive offices)	(Zip Code)

(702) 414-1000
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.001 par value)	LVS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 21, 2019, Las Vegas Sands Corp. (“LVSC”) and its wholly-owned subsidiary, Las Vegas Sands, LLC (together with LVSC, the “Company”), and Lawrence A. Jacobs, the Executive Vice President, Global General Counsel and Secretary of the Company, entered into a Second Amendment to Letter Agreement amending certain terms of Mr. Jacobs’ employment agreement dated August 23, 2016, as amended on October 9, 2018, to provide for, among other things, (1) termination of employment on two weeks’ notice by the Company at any time after August 1, 2019, and by Mr. Jacobs on two weeks’ notice at any time after January 1, 2020, (2) a one-time retention bonus in the amount of $1,260,833 payable as of the first payroll period after August 1, 2019, and (3) upon a termination of employment by either the Company or Mr. Jacobs in accordance with the requirements of clause (1) above, (a) a pro rata payment of the portion of his 2019 bonus incentive attributable to the period between August 1, 2019 and December 31, 2019, and (b) accelerated vesting of the second and third tranches of his unvested stock options that are otherwise scheduled to vest on September 6, 2019 and 2020, respectively. The foregoing summary is qualified in its entirety by reference to the complete text of the Second Amendment to Letter Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits
10.1	Second Amendment to Letter Agreement, dated June 21, 2019 between Lawrence A. Jacobs and Las Vegas Sands Corp. and Las Vegas Sands, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 24, 2019

LAS VEGAS SANDS CORP.
By:	/S/ PATRICK DUMONT
Name: Title:	Patrick Dumont Executive Vice President and Chief Financial Officer